UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2012 (May 23, 2012)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1600
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

(e)  Amendment of Incentive Plan

At the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Sanchez Energy Corporation (the “Company”) held on May 23, 2012, the Company’s stockholders approved the Sanchez Energy Corporation Amended and Restated 2011 Long Term Incentive Plan (the “Amended and Restated Plan”). The Company’s Board of Directors (the “Board”) had previously approved the amendment of the Sanchez Energy Corporation 2011 Long Term Incentive Plan on April 16, 2012, subject to stockholder approval.

The Amended and Restated Plan provides for the award of stock options, stock appreciation rights, restricted stock, phantom stock, other stock-based awards or stock awards, or any combination thereof.  Any director or consultant of the Company or any employee of the Company, a subsidiary of the Company or a Sanchez Group Member (as defined in the Amended and Restated Plan) is eligible to participate in the Amended and Restated Plan. The Amended and Restated Plan increases the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), available for incentive awards from 12% of the issued and outstanding shares of Common Stock to 15% of the issued and outstanding shares of Common Stock.

The principal terms of the Amended and Restated Plan are described in the Company’s Proxy Statement for the 2012 Annual Meeting, filed with the Securities and Exchange Commission on April 25, 2012, which description is incorporated herein by reference and is qualified in its entirety by reference to the Amended and Restated Plan, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Grant of Restricted Common Stock

In connection with his service as a director of the Company, the Board granted 8,600 shares of restricted Common Stock to Greg Colvin pursuant to the Amended and Restated Plan. Mr. Colvin’s grant of restricted Common Stock was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s registration statement on Form S-8 (File No. 333-178920) and is incorporated herein by reference, and will vest on the one year anniversary of the grant date of his award. Notwithstanding the foregoing, upon the occurrence of a Change of Control (as defined in the Amended and Restated Plan), the shares of restricted Common Stock will vest automatically. In addition, in the event of Mr. Colvin’s death, the Committee (as defined in the Amended and Restated Plan) may, but is not obligated to, accelerate the vesting of any or all of the shares of restricted Common Stock.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) On May 23, 2012, the Company held its 2012 Annual Meeting.

(b) The following tables present the final voting results for the items that were presented for stockholder approval.

Election of Directors

Name of Nominee	For	Withheld	Broker Non-Votes

Antonio R. Sanchez, III	28,047,041	3,454,926	1,359,993

Gilbert A. Garcia	31,264,693	237,274	1,359,993

Greg Colvin	31,264,693	237,274	1,359,993

Approval of the Amended and Restated Plan

For	Against	Abstain	Broker Non-Votes
27,333,620	4,166,747	1,600	1,359,993

Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2012

For	Against	Abstain
32,761,218	100,392	350

Based on the voting as reported above, the three director nominees named above were elected as Directors of the Company. In addition, the Amended and Restated Plan was approved, and ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2012 was approved.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits
10.1

Form of Restricted Stock Agreement for non-employee directors (previously filed as Exhibit 10.2 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

99.1	Sanchez Energy Corporation Amended and Restated 2011 Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: May 24, 2012	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits
10.1

Form of Restricted Stock Agreement for non-employee directors (previously filed as Exhibit 10.2 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

99.1	Sanchez Energy Corporation Amended and Restated 2011 Long Term Incentive Plan.